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                                                                    Exhibit 99.2


                            NOTICE OF GUARANTEED DELIVERY
                                   With Respect to
                                   ECONOPHONE, INC.
                            13 1/2% Senior Notes due 2007

    This form must be used by a holder of the 13 1/2% Senior Notes due 2007 (the "Original Notes") of Econophone, Inc. (the "Company") who wishes to tender Original Notes to the Exchange Agent pursuant to the guaranteed delivery procedures described in "The Exchange Offer--Guaranteed Delivery Procedures" of the Prospectus dated _______________ (the "Prospectus") and in Instruction 1 to the Letter of Transmittal. Any holder who wishes to tender Original Notes pursuant to such guaranteed delivery procedures must ensure that the Exchange Agent receives this Notice of Guaranteed Delivery prior to the Expiration Date of the Exchange Offer. Capitalized terms not defined herein have the meanings ascribed to them in the Prospectus or the Letter of Transmittal.
    To:  The Bank of New York, Exchange Agent
         By Registered or Certified Mail, by Overnight Courier or by Hand:

                                 The Bank of New York
                                Reorganization Section
                           101 Barclay Street, Floor 7 East
                              New York, New York  10286
                              Attention:  Shilpa Trivedi

                                          or

                                    By Facsimile:

                                 The Bank of New York
                              Attention: Shilpa Trivedi
                          Facsimile Number:  (212) 815-6339

DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

    The undersigned hereby tenders to the Company, upon the terms and subject to the conditions set forth in the Prospectus and the related Letter of Transmittal, receipt of which is hereby acknowledged, the principal amount of Original Notes specified below pursuant to the guaranteed delivery procedures set forth in the Prospectus and in Instruction 1 of the Letter of Transmittal. The undersigned hereby tenders the Original Notes listed below:

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    CERTIFICATE NUMBER(S) (IF KNOWN)             AGGREGATE PRINCIPAL
           OF ORIGINAL NOTES                       AMOUNT TENDERED

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Name of Tendering Holder:

    Signature(s):
                 --------------------------------------------------------------

    Name(s) (please print):
                           ----------------------------------------------------

Address:------------------------------------------------------------------------

       ------------------------------------------------------------------------

Telephone Number:
                ---------------------------------------------------------------

Date:
    ----------------------------


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                                      GUARANTEE
                       (Not to be used for signature guarantee)

    The undersigned, a firm which is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or is a commercial bank or trust company having an office or correspondent in the United States, or is otherwise an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, guarantees deposit with the Exchange Agent of the Letter of Transmittal, together with the Original Notes tendered hereby in proper form for transfer and any other required documents, all by 5:00 p.m., New York City time, before the fifth business day following the Expiration Date.
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                                      SIGN HERE

Name of firm (please print):
                           ----------------------------------------------------
Authorized Signature:
                    -----------------------------------------------------------
Name (please print):
                   ------------------------------------------------------------
Address:
       ------------------------------------------------------------------------

       ------------------------------------------------------------------------

       ------------------------------------------------------------------------
Telephone Number:
                ---------------------------------------------------------------
Date:
    ---------------------------------------------------------------------------

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DO NOT SEND TENDERED ORIGINAL NOTES WITH THIS FORM. ACTUAL DELIVERY OF TENDERED
ORIGINAL NOTES MUST BE MADE IN ACCORDANCE WITH, AND BE ACCOMPANIED BY, AN EXECUTED LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS.

                    INSTRUCTIONS FOR NOTICE OF GUARANTEED DELIVERY

    1. DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY. A properly completed and duly executed copy of this Notice of Guaranteed Delivery and any other documents required by this Notice of Guaranteed Delivery must be received by the Exchange Agent at its address set forth herein prior to the Expiration Date. The method of delivery of this Notice of Guaranteed Delivery and any other required documents to the Exchange Agent is at the election and risk of the holder, and the delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. Instead of delivery by mail, it is recommended that the holder use an overnight or hand delivery service. Facsimile transmission is permissible, provided, however, that receipt is confirmed by telephone and an original is delivered by guaranteed overnight courier. In all cases, sufficient time should be allowed to assure timely delivery. For a description of the guaranteed delivery procedure, see the section set forth in the Prospectus entitled "The Exchange Offer--Guaranteed Delivery Procedures" and Instruction 1 of the Letter of Transmittal.

    2. SIGNATURES ON THIS NOTICE OF GUARANTEED DELIVERY. If this Notice of Guaranteed Delivery is signed by the registered holder(s) of the tendered Original Notes referred to herein, the signature must correspond with the name(s) written on the face of the tendered Original Notes without alteration or any change whatsoever.

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    If this Notice of Guaranteed Delivery is signed by a person other than the registered holder(s) of any tendered Original Notes listed, this Notice of Guaranteed Delivery must be accompanied by appropriate bond powers, signed as the name of the registered holder(s) appears on the tendered Original Notes.

    If this Notice of Guaranteed Delivery is signed by a trustee, executor, administrator, guardian, attorney-in-fact, office of a corporation, or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority so to act must be submitted.

    3. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance and requests for additional copies of the Prospectus may be directed to the Exchange Agent at the address specified in the Prospectus. Holders also may contact their broker, dealer, commercial bank, trust company, or other nominee for assistance concerning the Exchange Offer.